EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Dispensary Grand Openings in San Diego and West Memphis and Corporate Update

VANCOUVER, B.C., CANADA (July 2, 2020) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state cannabis operator, announced today details of grand opening celebrations in San Diego and West Memphis and provides a corporate update.

“We are excited to have grand opening celebrations at our newest dispensaries and our strategy of measured growth while diversifying across limited license jurisdictions has enabled us to be one of the few debt free operators in our industry,” stated Michael Mills, CEO of Body and Mind. ” In addition to completing construction on several new facilities, we are focused on developing our licenses, expanding our brand and accretive acquisition opportunities. I’m incredibly proud of our team as we have opened these facilities and developed reduced contact solutions including on-line and express pickup ordering options.”

The Company continues to observe COVID-19 protocols at all our operations including physical distancing, elevated cleaning and working with customers on low contact ordering options.

Grand Opening of ShowGrow Dispensary San Diego

ShowGrow San Diego will hold a Grand Opening Celebration at 7625 Carroll Road in the Miramar area of San Diego from July 2 to July 5. Local and national brands will be on site with social distancing observed in addition to regular COVID-19 cleaning protocols. The dispensary will offer grand opening product specials, complimentary food while it lasts, and free gifts of merchandise to every customer. Customers and patients who would prefer to order on-line can view our live menu and register for our rewards program at: https://bamcannabis.com/california/sandiegodispensary/sandiegomenu/

Visit https://www.instagram.com/p/CCGbaGFBLNR/  for more information. See Instagram @dispo7625carrollrd or twitter @dispo7625 for more information.

Grand Opening of Body and Mind Dispensary – West Memphis

Body and Mind will hold a Grand Opening Celebration at 203 N Ok Street in West Memphis from July 2 to July 5. As one or the first dispensaries to open in South West Arkansas the Company is excited to welcome medical patients in the area and provide a knowledgeable and caring experience. The dispensary will offer grand opening product specials, complimentary food while it lasts, and free gifts of merchandise to every customer. The dispensary offers a live on-line menu that allow patients to order on-line for express pickup. Patients can view and order from the live on line menu at https://bamcannabis.com/arkansas/westmemphisdispensary/westmemphismenu/

Visit the dispensary Instagram site @bamarkansas for more information.

The Arkansas facility construction has been completed for both dispensary and cultivation operations and is consistent with the strategy of bringing BaM’s experience to limited license states and expanding the Body and Mind brand. The Company is working on ramping up for cultivation at the facility and is working on state and local approvals.

BaM and Comprehensive Care Group, LLC opened the dispensary in late April 2020 in West Memphis, Arkansas near the border with Tennessee. This was the 22nd dispensary to open in the state out of a total of 33 licensed dispensaries approved in Arkansas, and the first one in Zone 3 along the I-40 corridor. Sales of legal medical cannabis commenced in Arkansas in May 2019 and the program has experienced expanding adoption from medical cannabis patients.

Body and Mind Completes Conversion Agreement and Issues Shares to Australis Capital Inc.

The Company has issued 2,909,091 shares of common stock to Australis Capital Inc. (“Australis”) effective July 1, 2020 to complete the investment agreement from October 30, 2018 as amended through a Conversion Agreement dated July 1, 2019.

The shares issued to Australis on July 1, 2020 are “restricted securities” and the resale safe harbor under Rule 144 for such shares will not be available until January 1, 2021 at the earliest. As a beneficial owner of 10% or more of BaM’s outstanding shares of common stock, if Australis intends to rely upon the resale safe harbor under Rule 144, it is required to comply with Rule 144 requirements for affiliates, which among other things, requires it to file a Form 144 with the SEC only for the amount of shares that Australis intends to sell in the three-month period from the date of filing the Form 144. A Form 144 only needs to be filed if the sale involves more than 5,000 shares or the aggregate dollar amount is greater than $50,000 in any three-month period. The sales must take place within three months of filing the Form 144, and if the securities have not been sold, then Australis must file an amended notice. In addition, any sales of shares by Australis under the Rule 144 resale safe harbor while it is an affiliate is subject to the “dribble-out” provisions of Rule 144(e), which limits the amount Australis is able to sell during any three-month period to a maximum of 1% of the outstanding shares of common stock of BaM preceding the filing of the Form 144.

ShowGrow Long Beach Update

The company, through its subsidiary NMG Long Beach LLC continues to work towards completion of the definitive agreement for the ShowGrow Long Beach dispensary. The company has not received all approvals required to transfer the license and continues to work with state and local regulators to complete the license transfer.

Updated on Interim Financials for Q3 of Fiscal 2020

Further to BaM’s Current Report on Form 8-K filed with the SEC on EDGAR on June 15, 2020 and filed as a material change report on SEDAR on the same day in relation to the timing of the filing of its Periodic Report on Form 10-Q for its Q3 2020 financial statements, BaM expects to file such documents on or prior to July 30, 2020.

The Company, due to continuing logistics and delays caused by the COVID-19 pandemic, is relying upon the 45-day grace period provided by the SEC’s order issued on March 25, 2020 (Release No. 34-88465) and on the blanket relief exemptions provided by the Canadian Securities Administrators with respect to Section 4.4 of National Instrument 51-102 – Continuous Disclosure Obligations, delaying the filing of its Periodic Report on Form 10-Q, which includes the Company’s unaudited interim financial statements for the three and nine month periods ended April 30, 2020.

About Body and Mind Inc.

BaM is a debt free publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. BaM’s wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, pursuing state licensing opportunities and mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills
President and CEO
Tel: 800-361-6312
ir@bamcannabis.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.